Energy Development Company

KED Quarterly Report

February 28, 2018

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in public and private entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in
Note 1 –Organization).

As of February 28, 2018, we had total assets of $286 million, net assets applicable to our common stockholders of $182 million (net asset value of $16.91 per share), and 10.8 million shares of common stock outstanding. As of February 28, 2018, we held $279 million in equity investments and no debt investments.

Recent Events

Proposed merger with Kayne Anderson MLP Investment Company

On February 15, 2018, KA Fund Advisors, LLC (“KAFA”) announced the proposed merger of Kayne Anderson Energy Development Company (the “Company” or “KED”) with and into Kayne Anderson MLP Investment Company (“KYN”). Subject to KED stockholder approval, KED common stockholders will be issued KYN common stock, and KYN will acquire substantially all the assets and liabilities of KED.

The exchange ratio will be based on the relative NAVs per share of each company immediately prior to the closing of the merger. As of February 28, 2018, KYN’s NAV per share was $17.56, and KED’s was $16.91. For illustrative purposes, if these were the NAVs on the day prior to closing of the merger, then KED stockholders would be issued approximately 0.96 shares of KYN for each share of KED. It is currently expected that the merger will be completed in the fiscal quarter ending August 2018, subject to obtaining stockholder approval, compliance with all regulatory requirements and satisfaction of customary closing conditions. The merger is expected to qualify as a tax-free reorganization for federal income tax purposes, and as a result, the merger is not expected to be taxable to stockholders of either KYN or KED.

The Board of Directors of KYN and KED determined that the proposed merger is in the best interest of each company and its stockholders. The companies have similar investment strategies and portfolios focusing on energy-related MLPs and other Midstream Energy Companies. The combined company will pursue an investment objective of obtaining a high after-tax total return by investing at least 85% of total assets in energy-related MLPs and their affiliates and other Midstream Energy Companies.

KYN also announced on February 15, 2018 that it intends to pay a distribution at its current annualized rate of $1.80 per share over the next 12 months. KYN will continue to pay distributions on a quarterly basis until the merger closes and intends to begin paying distributions on a monthly basis shortly thereafter (expected to commence in September 2018). KED intends to pay a distribution at its current annualized rate of $1.20 per share until the merger closes. Payment of future distributions is subject to approval by the Board of Directors.

A “Frequently Asked Questions” document regarding the merger can be found at www.kaynefunds.com. More information on the merger is contained in the preliminary joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”). KYN and KED expect to mail a definitive joint proxy statement/prospectus to stockholders following a review period with the SEC.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2018.

Holding	Category	Amount ($ in millions)	Percent of Long-Term Investments
1. Energy Transfer Partners, L.P.	Midstream MLP	$34.6	12.4%
2. Western Gas Partners, LP	Midstream MLP	23.5	8.4
3. Enterprise Products Partners L.P.	Midstream MLP	23.4	8.4
4. ONEOK, Inc.	Midstream Company	23.1	8.3
5. Williams Partners L.P.	Midstream MLP	21.1	7.5
6. Targa Resources Corp.	Midstream Company	18.6	6.7
7. MPLX LP	Midstream MLP	15.1	5.4
8. Buckeye Partners, L.P.	Midstream MLP	12.1	4.3
9. Tallgrass Energy Partners, LP(1)	Midstream MLP	10.2	3.6
10. Plains GP Holdings, L.P.(2)	Midstream MLP	8.7	3.1

		$190.4	68.1%

(1)	On March 26, 2018, Tallgrass Energy GP, LP (“TEGP”) and Tallgrass Energy Partners, LP (“TEP”) announced an agreement under which TEGP will acquire all TEP common units in a stock-for-unit merger. As of February 28, 2018, the Company owned $1.6 million of TEGP (0.6% of long-term investments).

(2)	Our investment includes our holdings of Plains GP Holdings, L.P. (“PAGP”) and our interest in Plains AAP, L.P. (“PAGP-AAP”). Our ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P.

Results of Operations — For the Three Months Ended February 28, 2018

Investment Income.    Investment income totaled $0.5 million for the quarter. We received $6.0 million of dividends and distributions during the quarter, of which $5.5 million was treated as a return of capital and $0.03 million was treated as distributions in excess of cost basis.

Operating Expenses.    Operating expenses totaled $2.0 million, including $0.9 million of investment management fees (net of a $0.3 million fee waiver), $0.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million) and $0.3 million of other operating expenses. Preferred stock distributions during the quarter were $0.2 million.

Net Investment Loss.    Our net investment loss totaled $1.2 million and included a deferred tax benefit of $0.3 million.

Net Realized Losses.    We had net realized losses from investments of $1.1 million, consisting of realized losses from long-term investments of $1.4 million and a deferred tax benefit of $0.3 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $14.7 million. The net change consisted of a $7.6 million increase in our unrealized gains from investments and a deferred tax benefit of $7.1 million. The deferred tax benefit includes an $8.9 million deferred tax benefit related to the reduction in corporate tax rate as a result of the 2017 Tax Cuts and Jobs Act.

Net Increase in Net Assets Resulting from Operations.    We had a increase in net assets resulting from operations of $12.4 million. This increase was comprised of a net investment loss of $1.2 million, net realized losses of $1.1 million and a net increase in unrealized gains of $14.7 million, as noted above.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2018
Distributions and Other Income from Investments
Dividends and Distributions(1)	$6.00
Expenses
Net Investment Management Fee	(0.89)
Other Expenses	(0.39)
Interest Expense	(0.52)
Preferred Stock Distributions	(0.21)

Net Distributable Income (NDI)	$3.99

Weighted Shares Outstanding	10.8
NDI per Weighted Share Outstanding	$0.371

Distributions paid per Common Share(2)	$0.400

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	The distribution of $0.40 per share for the first quarter of fiscal 2018 was paid on April 20, 2018.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At February 28, 2018, we had total leverage outstanding of $87 million, which represented 30% of total assets. At quarter end, total leverage was comprised of $60 million outstanding under our secured term loan (the “Term Loan”), $2 million outstanding under our secured revolving credit facility (the “Revolving Credit Facility”) and $25 million of mandatory redeemable preferred shares (“MRP Shares”). At February 28, 2018, we had $2 million of cash and cash equivalents. As of April 20, 2018, we had $60 million outstanding under the Term Loan, $8 million outstanding under the Revolving Credit Facility, and we had $2 million of cash and cash equivalents.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our senior secured credit facility (the “Credit Facility”) is comprised of a $60 million Term Loan and a $70 million Revolving Credit Facility. The Term Loan has a four-year term maturing on August 11, 2021, and the Revolving Credit Facility has a two-year commitment maturing on August 11, 2019. The interest rate on $30 million of the Term Loan is fixed at 3.06%, and the interest rate on the remaining $30 million of the Term Loan is LIBOR plus 1.40%. The interest rate on outstanding loan balances on the Revolving Credit Facility is LIBOR plus 1.25%. We pay a fee of 0.30% per annum on any unused amounts under the Revolving Credit Facility.

At February 28, 2018, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 434% for debt and 310% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 400%, and our target total leverage asset coverage ratio is 300%. At times we may be above or below this target depending upon market conditions as well as certain other factors, including the basic maintenance amount as stated in our rating agency guidelines.

At February 28, 2018, our total leverage consisted of both fixed rate (63%) and floating rate (37%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.35%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 153.3%
Equity Investments(1) — 153.3%
Midstream MLP — 125.3%
Andeavor Logistics LP	167	$7,753
BP Midstream Partners LP	217	4,126
Buckeye Partners, L.P.	271	12,127
Crestwood Equity Partners LP	204	5,445
DCP Midstream, LP	172	6,156
Dominion Midstream Partners, LP — Convertible Preferred Units(2)(3)(4)	106	2,976
Enbridge Energy Partners, L.P.	189	2,359
Energy Transfer Partners, L.P.	1,898	34,561
EnLink Midstream Partners, LP	423	6,177
Enterprise Products Partners L.P.	919	23,372
EQT Midstream Partners, LP	84	5,137
Genesis Energy, L.P.	81	1,617
Global Partners LP	305	4,990
Magellan Midstream Partners, L.P.	62	3,897
MPLX LP	438	15,111
Noble Midstream Partners LP	55	2,656
Oasis Midstream Partners LP	294	4,845
Phillips 66 Partners LP	70	3,445
Plains All American Pipeline, L.P.(5)	148	3,121
Plains GP Holdings, L.P.(5)	70	1,456
Plains GP Holdings, L.P. — Plains AAP, L.P.(3)(5)(6)	345	7,274
Shell Midstream Partners, L.P.	181	4,346
Sprague Resources LP	99	2,346
Summit Midstream Partners, LP	183	3,090
Tallgrass Energy Partners, LP(7)	266	10,198
TC PipeLines, LP	108	5,301
Western Gas Partners, LP	505	23,488
Williams Partners L.P.	581	21,069

		228,439

Midstream Company — 25.0%
Kinder Morgan, Inc.	137	2,215
ONEOK, Inc.	410	23,104
Tallgrass Energy GP, LP(7)	79	1,590
Targa Resources Corp.	417	18,599

		45,508

Shipping MLP — 2.6%
Capital Product Partners L.P. — Class B Units(2)(3)(8)	606	4,770

General Partner MLP — 0.4%
Energy Transfer Equity, L.P.	50	772

Total Long-Term Investments — United States — 153.3% (Cost — $275,526)		279,489

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

Description	Value
Debt	$(62,000)
Mandatory Redeemable Preferred Stock at Liquidation Value	(25,000)
Deferred Income Tax Liability	(15,519)
Income Tax Receivable	444
Other Assets in Excess of Other Liabilities	4,852

Net Assets Applicable To Common Stockholders	$182,266

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(3)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 28, 2018, the aggregate value of restricted securities held by the Company was $15,020 (5.2% of total assets), which included $7,274 of Level 2 securities and $7,746 of Level 3 securities. See Note 7 — Restricted Securities.

(4)	On December 1, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“DM Convertible Preferred Units”) from Dominion Midstream Partners, LP (“DM”). The DM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.3135 per unit for the first two years and thereafter will pay the higher of (a) $0.3135 per unit or (b) the distribution that the DM Convertible Preferred Units would receive on an as converted basis. For the first two years, the distribution may be paid, at DM’s option, in cash or in units. After two years, the distribution will be paid in cash. Holders of the DM Convertible Preferred Units may convert on a one-for-one basis to DM common units any time after December 1, 2018.

(5)	The Company believes that it is an affiliate of Plains All American Pipeline, L.P. (“PAA”), Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”). See Note 5 — Agreements and Affiliations.

(6)	The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 28, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(7)	On March 26, 2018, Tallgrass Energy GP, LP (“TEGP”) and Tallgrass Energy Partners, LP (“TEP”) announced an agreement under which TEGP will acquire all TEP common units in a stock-for-unit merger.

(8)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the first quarter.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2018

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $267,281)	$267,638
Affiliated (Cost — $8,245)	11,851

Total investments (Cost — $275,526)	279,489
Cash	1,946
Receivable for securities sold	3,769
Dividends and distributions receivable	87
Deferred credit facility offering costs and other assets	467
Income tax receivable	444

Total Assets	286,202

LIABILITIES
Investment management fee payable	892
Accrued directors’ fees and expenses	74
Accrued expenses and other liabilities	829
Deferred income tax liability	15,519
Revolving credit facility	2,000
Term loan	60,000
Unamortized term loan issuance costs	(320)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,000,000 shares issued and outstanding)	25,000
Unamortized mandatory redeemable preferred stock issuance costs	(58)

Total Liabilities	103,936

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$182,266

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (199,000,000 shares authorized; 10,777,174 shares issued and outstanding)	$11
Paid-in capital	184,064
Accumulated net investment loss, net of income taxes, less dividends	(131,130)
Accumulated net realized gains on investments, net of income taxes	116,781
Net unrealized gains on investments, net of income taxes	12,540

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$182,266

NET ASSET VALUE PER COMMON SHARE	$16.91

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$5,832
Affiliated investments	170
Money market mutual funds	4

Total dividends and distributions	6,006

Return of capital	(5,486)
Distributions in excess of cost basis	(28)

Total Investment Income	492

Expenses
Investment management fees, before investment management fee waiver	1,233
Professional fees	128
Directors’ fees and expenses	75
Administration fees	31
Insurance	14
Custodian fees	18
Other expenses	122

Total Expenses — before fee waiver, interest expense and preferred distributions	1,621

Investment management fee waiver	(341)
Interest expense and amortization of offering costs	563
Distributions on mandatory redeemable preferred stock and amortization of offering costs	217

Total Expenses — before taxes	2,060

Net Investment Loss — Before Taxes	(1,568)
Current income tax benefit	1
Deferred income tax benefit	318

Net Investment Loss	(1,249)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(1,369)
Investments — affiliated	(36)
Current income tax benefit	1
Deferred income tax benefit	324

Net Realized Losses	(1,080)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	7,051
Investments — affiliated	613
Deferred income tax benefit	7,083

Net Change in Unrealized Gains	14,747

Net Realized and Unrealized Gains	13,667

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$12,418

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2018 (Unaudited)		For the Fiscal Year Ended November 30, 2017
OPERATIONS
Net investment loss, net of tax(1)	$(1,249)		$(4,309)
Net realized gains (losses), net of tax	(1,080)		16,117
Net change in unrealized gains (losses), net of tax	14,747		(25,715)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,418		(13,907)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	—	(2)	(16,006	)(3)
Distributions — return of capital	(4,311	)(2)	(2,022	)(3)

Dividends and Distributions to Common Stockholders	(4,311)		(18,028)

CAPITAL STOCK TRANSACTIONS
Issuance of 72,465 shares of common stock from reinvestment of dividends and distributions	—		1,259

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	8,107		(30,676)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	174,159		204,835

End of period	$182,266		$174,159

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 – Significant Accounting Policies. Distributions in the amount of $211 paid to holders of MRP Shares during the three months ended February 28, 2018 are estimated to be characterized as distributions (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $842 paid to holders of MRP Shares for the fiscal year ended November 30, 2017 were characterized as distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(2)	The characterization of the distributions paid to common stockholders for the three months ended February 28, 2018 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2017 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,418
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	5,486
Distributions in excess of cost basis	28
Net realized losses	1,405
Net change in unrealized gains	(7,664)
Purchase of long-term investments	(11,082)
Proceeds from sale of long-term investments	13,175
Proceeds from sale of short-term investments, net	5,745
Increase in receivable for securities sold	(3,769)
Decrease in dividends and distributions receivable	2
Amortization of debt offering costs	44
Amortization of mandatory redeemable preferred stock offering costs	7
Increase in prepaid expenses and other assets	(15)
Increase in income tax receivable	(444)
Decrease in investment management fee payable	(32)
Increase in accrued directors’ fees and expenses	14
Increase in accrued expenses and other liabilities	13
Decrease in current income tax liability	(5,350)
Decrease in deferred income tax liability	(7,724)

Net Cash Provided by Operating Activities	2,257

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	2,000
Cash distributions paid to common stockholders	(4,311)

Net Cash Used in Financing Activities	(2,311)

NET DECREASE IN CASH	(54)
CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$1,946

Supplemental disclosure of cash flow information:

During the three months ended February 28, 2018, there were $8 of state income tax refunds received and $5,800 of federal income taxes paid. The Company paid interest of $515 on its debt obligations.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2018 (Unaudited)		For the Fiscal Year Ended November 30,
			2017	2016
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.16		$19.14	$18.89
Net investment income (loss)(2)	(0.12)		(0.40)	(0.39)
Net realized and unrealized gain (loss)	1.27		(0.89)	2.57
Net change in unrealized losses — conversion to taxable corporation	—		—	—

Total income (loss) from investment operations	1.15		(1.29)	2.18

Common dividends(3)	—		(1.49)	(0.19)
Common distributions — return of capital(3)	(0.40)		(0.19)	(1.73)

Total dividends and distributions — common	(0.40)		(1.68)	(1.92)

Effect of common shares issued in reinvestment of distributions	—		(0.01)	(0.01)

Net asset value, end of period	$16.91		$16.16	$19.14

Market value per share of common stock, end of period	$16.74		$15.15	$19.48

Total investment return based on common stock market value(4)	12.9	%(5)	(14.4)%	26.1%
Total investment return based on net asset value(6)	6.9	%(5)	(7.1)%	14.1%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$182,266		$174,159	$204,835
Ratio of expenses to average net assets:
Management fees	2.6%		2.8%	2.7%
Other expenses	0.8		0.6	0.6

Subtotal	3.4		3.4	3.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7		1.8	1.7
Management fee waivers	(0.7)		(0.8)	(0.7)
Income tax expense(8)	—		—	7.4

Total expenses(9)	4.4%		4.4%	11.7%

Ratio of net investment income (loss) to average net assets(2)	(2.7)%		(2.1)%	(2.2)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	6.6	%(5)	(6.9)%	12.2%
Portfolio turnover rate	3.8	%(5)	25.7%	37.8%
Average net assets	$188,789		$200,734	$192,333
Credit facility outstanding, end of period(10)	$2,000		$—	$8,000
Term loan outstanding, end of period(10)	$60,000		$60,000	$70,000
Mandatory redeemable preferred stock, end of period(10)	$25,000		$25,000	$25,000
Average shares of common stock outstanding	10,777,174		10,741,466	10,663,300
Asset coverage of total debt(11)	434.3%		431.9%	394.7%
Asset coverage of total leverage (debt and preferred stock)(12)	309.5%		304.9%	298.9%
Average amount of borrowings outstanding per share of common stock during the period	$5.86		$6.71	$6.86

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015	2014	2013	2012
Per Share of Common Stock(1)
Net asset value, beginning of period	$33.14	$29.96	$23.74	$23.01
Net investment income (loss)(2)	(0.20)	(0.15)	(0.14)	0.08
Net realized and unrealized gain (loss)	(11.94)	5.38	8.13	2.27
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	(12.14)	5.23	7.99	2.35

Common dividends(3)	(2.11)	(2.04)	(1.76)	(1.62)
Common distributions — return of capital(3)	—	—	—	—

Total dividends and distributions — common	(2.11)	(2.04)	(1.76)	(1.62)

Effect of common shares issued in reinvestment of distributions	—	(0.01)	(0.01)	—

Net asset value, end of period	$18.89	$33.14	$29.96	$23.74

Market value per share of common stock, end of period	$17.39	$34.99	$28.70	$26.01

Total investment return based on common stock market value(4)	(46.1)%	30.2%	18.1%	37.8%
Total investment return based on net asset value(6)	(38.1)%	18.1%	35.1%	10.5%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$199,729	$348,496	$313,404	$247,017
Ratio of expenses to average net assets:
Management fees	2.7%	2.7%	2.5%	2.4%
Other expenses	0.4	0.4	0.5	0.6

Subtotal	3.1	3.1	3.0	3.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.0	0.7	0.8	0.9
Management fee waivers	(0.7)	(0.4)	(0.1)	—
Income tax expense(8)	—	9.0	17.1	5.6

Total expenses(9)	3.4%	12.4%	20.8%	9.5%

Ratio of net investment income (loss) to average net assets(2)	(0.8)%	(0.4)%	(0.5)%	0.3%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(45.4)%	15.2%	29.2%	9.9%
Portfolio turnover rate	21.4%	31.4%	38.4%	34.6%
Average net assets	$282,058	$360,463	$284,880	$246,183
Credit facility outstanding, end of period(10)	$1,000	$44,000	$85,000	$72,000
Term loan outstanding, end of period(10)	$70,000	$70,000	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$25,000	$—	$—	$—
Average shares of common stock outstanding	10,542,233	10,489,146	10,430,618	10,372,215
Asset coverage of total debt(11)	416.5%	405.7%	468.7%	443.1%
Asset coverage of total leverage (debt and preferred stock)(12)	308.1%	405.7%	468.7%	443.1%
Average amount of borrowings per share of common stock during the period	$7.62	$9.16	$7.46	$7.54

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2011	2010	2009	2008
Per Share of Common Stock(1)
Net asset value, beginning of period	$20.56	$16.58	$16.10	$23.95
Net investment income (loss)(2)	0.25	(0.18)	0.10	0.09
Net realized and unrealized gain (loss)	3.60	5.39	1.68	(5.89)
Net change in unrealized losses — conversion to taxable corporation	—	—	—	(0.38)

Total income (loss) from investment operations	3.85	5.21	1.78	(6.18)

Common dividends(3)	(1.37)	(0.51)	—	—
Common distributions — return of capital(3)	—	(0.69)	(1.30)	(1.67)

Total dividends and distributions — common	(1.37)	(1.20)	(1.30)	(1.67)

Effect of common shares issued in reinvestment of distributions	(0.03)	(0.03)	—	—

Net asset value, end of period	$23.01	$20.56	$16.58	$16.10

Market value per share of common stock, end of period	$20.21	$18.21	$13.53	$9.63

Total investment return based on common stock market value(4)	19.3%	45.8%	56.0%	(54.8)%
Total investment return based on net asset value(6)	20.3%	34.3%	14.4%	(27.0)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$238,030	$211,041	$168,539	$162,687
Ratio of expenses to average net assets:
Management fees	2.4%	2.1%	2.0%	0.4%
Other expenses	0.7	1.0	1.3	1.1

Subtotal	3.1	3.1	3.3	1.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	0.9	0.8	2.0
Management fee waivers	—	—	—	—
Income tax expense(8)	10.0	16.3	6.9	—

Total expenses(9)	13.9%	20.3%	11.0%	3.5%

Ratio of net investment income (loss) to average net assets(2)	1.1%	(1.0)%	0.7%	0.4%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	17.1%	28.3%	11.3%	(29.5)%
Portfolio turnover rate	68.1%	33.4%	20.9%	27.0%
Average net assets	$231,455	$188,307	$160,847	$211,531
Credit facility outstanding, end of period(10)	$77,000	$57,000	$56,000	$57,000
Term loan outstanding, end of period(10)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$—	$—	$—	$—
Average shares of common stock outstanding	10,301,878	10,212,289	10,116,071	10,073,398
Asset coverage of total debt(11)	409.1%	470.2%	—	—
Asset coverage of total leverage (debt and preferred stock)(12)	409.1%	470.2%	—	—
Average amount of borrowings per share of common stock during the period	$6.07	$5.38	$5.28	$7.50

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the three months ended February 28, 2018 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the three months ended February 28, 2018, the Company reported an income tax benefit of $7,727 (4.1% of average net assets — not annualized), primarily related to the reduction in deferred tax liabilities as a result of 2017 tax reform. For the fiscal years ended November 30, 2017, 2015 and 2008, the Company reported a net income tax benefit of $7,857 (3.9% of average net assets); $76,311 (27.1% of average net assets) and $33,264 (15.7% of average net assets), respectively, primarily related to unrealized losses on investments. Income tax expense is assumed to be 0% because the Company reported a net income tax benefit during these years.

(9)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(10)	Principal / liquidation value.

(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by senior securities representing indebtedness (principal value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by the aggregate amount of any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company” or “KED”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

On February 15, 2018, KA Fund Advisors, LLC (“KAFA”) announced the proposed merger of KED with and into Kayne Anderson MLP Investment Company (“KYN”). Information on the merger will be contained in the definitive joint proxy statement/prospectus which is expected to be sent to stockholders following a review period with the Securities and Exchange Commission (the “SEC”). Subject to KED stockholder approval, KED common stockholders will be issued KYN common stock, and KYN will acquire substantially all the assets and liabilities of KED at an exchange ratio based on the relative net asset value per share of each company immediately prior to the closing of the merger.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2018, the Company held 4.2% of its net assets applicable to common stockholders (2.7% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at February 28, 2018 was $7,746. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 93% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Company’s MLP investments is received. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. The Tax Reform Bill permits immediate expensing of qualified capital expenditures for the next five years, and as a result, the Company’s portfolio companies may pass through more deductions which may result in a higher portion of distributions received to be characterized as return of capital.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three months ended February 28, 2018, the Company estimated $5,486 of return of capital and $28 of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses).

For the Three Months Ended February 28, 2018
Return of capital portion of dividends and distributions received	91%
Return of capital — attributable to net realized gains (losses)	$218
Return of capital — attributable to net change in unrealized gains (losses)	5,268

Total return of capital	$5,486

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 28, 2018, the Company did not receive any paid-in-kind or non-cash distributions from any of its investments.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 11 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that certain operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability. See Note 6 — Income Taxes.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

As of February 28, 2018, the Company did not have any open option contracts.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue the Term Loan and MRP Shares as a deduction from the carrying value of the Term Loan and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of the Term Loan or MRP Shares.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at February 28, 2018, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$279,489	$264,469	$7,274	(1)	$7,746

(1)	The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 28, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at February 28, 2018. For the three months ended February 28, 2018, there were no transfers between Level 1 and Level 2.

As of February 28, 2018, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000. The MRP Shares were issued in a private placement to an institutional investor, are not registered under the Securities Act of 1933 and are not listed on any exchange or automated quotation system. As such, the Company categorizes the MRP Shares as Level 3 and determines fair value of this instrument based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Company records these MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2018, the estimated fair value of the MRP Shares was $24,600. See Note 11 —Preferred Stock.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2018.

Equity Investments
Balance — November 30, 2017	$8,383
Purchase	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(637)

Balance — February 28, 2018	$7,746

The $637 of net unrealized losses relate to investments that were still held at the end of the reporting period, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”) and Dominion Midstream Partners, LP (“DM”). The convertible preferred units are (in the case of CPLP), or will be (in the case of DM), convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for comparable companies for CPLP and DM, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for its convertible securities relative to the values calculated using the pricing model. For these securities, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 28, 2018:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
CPLP — valued based on pricing model	$4,770	- Convertible pricing model	- Credit spread	6.0%	6.5%	6.3%
			- Volatility	30.0%	40.0%	35.0%
			- Discount for marketability	10.0%	10.0%	10.0%

DM — value based on pricing model	2,976	- Convertible pricing model	- Credit spread	3.3%	3.8%	3.5%
			- Volatility	25.0%	30.0%	27.5%

Total	$7,746

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2018, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	82.0%
Largest single issuer	12.4%
Restricted securities	5.4%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Effective December 1, 2014, KAFA entered into a fee waiver agreement with the Company that provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s long-term investments that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of the Company’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver is determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied. On March 27, 2018, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2019 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the three months ended February 28, 2018, the Company paid management fees at an annual rate of 1.27% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

prior quarter. Total assets (excluding current and deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Company’s investments in affiliates as of and for the three months ended February 28, 2018:

Investment(1)	No. of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received	Realized Losses	Net Change in Unrealized Gains (Losses)
Plains All American Pipeline, L.P.	148	$3,121	$46	$(36)	$321
Plains GP Holdings, L.P.	70	1,456	21	—	36
Plains GP Holdings, L.P. — Plains AAP, L.P.	345	7,274	103	—	256

Total		$11,851	$170	$(36)	$613

(1)	See Schedule of Investments for investment classification.

(2)	During the three months ended February 28, 2018, the Company sold 4 units of PAA. There were no sales of PAGP or PAGP-AAP during the three months ended February 28, 2018.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. Prior to enactment, the Company’s deferred tax liability was based primarily on the federal rate of 35%. The Tax Reform Bill cut the federal rate to 21%, significantly reducing the Company’s deferred tax liability and increasing the Company’s net asset value. The decrease to the deferred tax liability was reflected in the Company’s net asset value reported on December 22, 2017 (the date of enactment) and the deferred tax liability at February 28, 2018 reflects the lower federal rate of 21%.

Other changes in the Tax Reform Bill that impact the Company include limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and the elimination of carrybacks). These limitations do not go into effect for the Company until fiscal 2019. To the extent certain deductions are limited in any given year, the Company may not be able to utilize such deductions in future periods if it does not have sufficient taxable income.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2018, components of the Company’s current and deferred tax assets and liabilities are as follows.

Income tax receivable	$444

Deferred tax asset:
Organizational costs	$5
Net operating loss carry-forward — Federal	2,631
Net operating loss carry-forward — State	362
Capital loss carryforward — State	620
AMT credit carryforwards	13
Deferred tax liabilities:
Net unrealized gains on investment securities	(19,150)

Total deferred tax liability, net	$(15,519)

During the three months ended February 28, 2018, the Company paid estimated federal income taxes of $5,800 related to fiscal 2017. The Company also received $8 in state tax refunds. At February 28, 2018, the Company had an income tax receivable of $444. This income tax receivable includes federal and state estimated overpayment amounts of $15 and $429, respectively.

At February 28, 2018, the Company had a federal net operating loss carryforward of $12,767 (deferred tax asset of $2,631). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income. The federal net operating loss carryforward begins to expire in 2038. In addition, the Company has state net operating loss carryforwards of $13,387 (deferred tax asset of $362). The majority of state net operating loss carryforwards begin to expire in 2038.

At November 30, 2017, the Company had state capital loss carryforwards of $23,285 (deferred tax assets of $620). Realization of the deferred tax assets and capital loss carryforwards are dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2020.

At November 30, 2017, the Company had alternative minimum tax (“AMT”) credit carryforwards of $13. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire. The Tax Reform Bill repealed corporate AMT for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards will be refundable, subject to annual limitations, over the next four taxable years. The Company will be subject to corporate AMT for fiscal 2018 but expects to file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended February 28, 2018
Computed federal income tax benefit (expense) at 21%	$(985)
State income tax benefit (expense), net of federal tax	(105)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(39)
Reduction in corporate tax rate as a result of 2017 Tax Cuts and Jobs Act	8,856

Total income tax benefit	$7,727

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the three months ended February 28, 2018, the Company reduced its tax cost basis by $13,162 due to its fiscal 2017 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At February 28, 2018, the cost basis of investments for federal income tax purposes was $197,394. The cost basis for federal income tax purposes is $78,132 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 28, 2018, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$84,757
Gross unrealized depreciation of investments (including options, if any)	(2,662)

Net unrealized appreciation of investments	$82,095

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2018, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P. — Plains AAP, L.P.(1)
Partnership Interests	(2)	(3)	345	$1,743	$7,274	$21.10	4.0%	2.5%

Level 3 Investments(4)

Capital Product Partners L.P.
Class B Units	(2)	(5)	606	$3,293	$4,770	$7.87	2.6%	1.7%
Dominion Midstream Partners, LP
Convertible Preferred Units	12/1/16	(5)	106	2,803	2,976	28.06	1.6	1.0

Total				$6,096	$7,746		4.2%	2.7%

Total of all restricted securities				$7,839	$15,020		8.2%	5.2%

(1)	The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of February 28, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or PAA units will be freely tradeable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As of February 28, 2018, the Company held no derivative instruments, and during the three months ended February 28, 2018, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

9.	Investment Transactions

For the three months ended February 28, 2018, the Company purchased and sold securities in the amounts of $11,082 and $13,175 (excluding short-term investments and options, if any).

10.	Credit Facility and Term Loan

The Company has a senior secured credit facility (the “Credit Facility”) which includes a $60,000 secured term loan (the “Term Loan”) and a $70,000 secured revolving facility (the “Revolving Credit Facility”). The Term Loan has a four-year term maturing on August 11, 2021, and the Revolving Credit Facility has a two-year commitment maturing on August 11, 2019. The interest rate on $30,000 of the Term Loan is fixed at 3.06%, and the interest rate on the remaining $30,000 of the Term Loan is LIBOR plus 1.40%. The interest rate on outstanding loan balances on the Revolving Credit Facility is LIBOR plus 1.25%. The Company pays a fee of 0.30% per annum on any unused amounts under the Revolving Credit Facility.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including maintaining asset coverage ratios. The Credit Facility also contains customary representations and warranties and events of default. Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of February 28, 2018, $60,000 was borrowed on the Term Loan and $2,000 was borrowed under the Revolving Credit Facility ($68,000 of undrawn capacity) at a weighted interest rate of 3.02%. As of February 28, 2018, the Company had unamortized issuance costs totaling $320 related to its Term Loan.

As of February 28, 2018, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Preferred Stock

At February 28, 2018, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000 ($25.00 per share), an estimated fair value of $24,600 and unamortized issuance costs of $58. The Series A MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The Series A MRP Shares are the first issuance under a three-year, $100,000 uncommitted private shelf facility provided by an institutional investor.

On February 28, 2018, the Company’s Series A MRP Shares were rated “A” by FitchRatings. The dividend rate on the Company’s MRP Shares will increase between 0.5% to 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for the MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 28, 2018, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

12.	Common Stock

At February 28, 2018, the Company has 199,000,000 shares of common stock authorized and 10,777,174 shares outstanding. As of February 28, 2018, KACALP owned directly and indirectly 18,450 shares of the Company. During the three months ended February 28, 2018, there were no common stock transactions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

13.	Subsequent Events

On March 28, 2018, the Company declared its quarterly distribution of $0.40 per common share for the first quarter. The total distribution of $4,311 was paid April 20, 2018. Of this total, pursuant to the Company’s dividend reinvestment plan, $256 was reinvested into the Company through the issuance of 16,559 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and President

Terry A. Hart	Director, Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Alan R. Boswell	Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.